                                                                      EXHIBIT 99


                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF FLORIDA
                             FT LAUDERDALE DIVISION


IN RE:               |    CASE NUMBER:  98-20169-BKC-RBR
                     |
                     |    JUDGE: Raymond B. Ray
         DEBTOR.     |    CHAPTER 11


                  DEBTOR'S MONTHLY FINANCIAL REPORT (BUSINESS)
                                 FOR THE PERIOD
 FROM August 2, 1998 TO August 29, 1998 (8-29-98 is fiscal month end per books)



Comes now the above-named debtor and files its Periodic Financial reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                          Paul J. Battista, Esq.
                                          Attorney for Debtor

 Debtor's Address and Phone Number:       Attorney's Address and Phone Number:
 2Connect Express, Inc                    Kelley, Drye & Warren, LLP
 3500 Gateway Drive                       201 S. Biscayne Blvd.
 Suite 101                                2400 Miami Center
 Pompano Beach, FL  33069                 Miami, FL 33131
 (954) 971-3555                           (305) 372-2400








                                    1 of 17

                     MONTHLY FINANCIAL REPORT FOR BUSINESS

       For the Period Beginning August 2, 1998 and Ending August 29, 1998
                            (fiscal month per books)



Name of Debtor: 2Connect Express, Inc.            Case Number: 98-20169-BKC-RBR
Date of Petition:  January 12, 1998


                                                                                     CUMULATIVE
                                                                CURRENT MONTH     PETITION TO DATE
                                                                --------------    ----------------
1. Cash at Beginning of Period                                  $   735,749.45    $     106,714.48
                                                                --------------    ----------------

2. Receipts:
    A. Cash and Credit Card Sales                                     6,894.40        1,025,848.06
        Less: Cash and Credit Card Refunds                                  --           (1,333.83)
                                                                --------------    ----------------
        Net Cash and Credit Card Sales                                6,894.40        1,024,514.23
                                                                --------------    ----------------
    B. Collection in Post-petition A/R                               13,054.52          321,351.19
    C. Collection on Pre-petition A/R                                       --          317,653.45
    D. Other Receipts (Schedule 2A)                                   2,572.49           96,146.63
    E. Deposits From Account Sweeps                                 395,614.84        3,726,407.53
    F. Less Disbursement Sweeps                                    (395,614.84)      (3,725,564.94)
    G. Auction sales-held in bankurptcy atty trust account                  --          345,532.35
                                                                --------------    ----------------
3. Total Receipts                                                    22,521.41        2,106,040.44
                                                                --------------    ----------------

                                                                --------------    ----------------
4. Total Cash Available for Operations(1+3)                         758,270.86        2,212,754.92
                                                                --------------    ----------------

5. Disbursements:
    A. U.S. Trustee Quarterly Fees                                          --            8,750.00
    B. Net Payroll                                                   13,491.23          424,056.23
    C. Payroll Taxes Paid                                             3,015.61          153,269.86
    D. Sales and Use Taxes                                              105.24           47,849.70
    E. Other Taxes                                                          --                  --
    F. Rent                                                                 --          158,730.04
    G. Other Leases (attachment 3)                                      768.54           34,071.50
    H. Telephone                                                        275.61           33,106.85
    I  Utilities                                                      2,420.78           19,191.59
    J. Travel and Entertainment                                       1,000.00           30,030.99
    K. Vehicle Expenses                                                     --                  --
    L. Office Supplies                                                  458.22            5,778.83
    M. Advertising                                                          --           22,796.89
    N. Insurance (attachment 7)                                       2,893.46           46,000.36
    O. Purchases of Fixed Assets                                            --                  --
    P. Purchases of Inventory                                            16.95          114,829.72
    Q. Manufacturing Supplies                                               --                  --
    R. Repairs and Maintenance                                              --            1,604.19
    S. Payments to Secured Creditors                                        --          281,499.96
    T. Other Operating Expenses(Schedule 2B)                          5,034.57          102,397.56

                                                                --------------    ----------------
6. Total Cash Disbursements                                          29,480.21        1,483,964.27
                                                                --------------    ----------------

                                                                --------------    ----------------
7. Ending Cash Balance (4-6)                                    $   728,790.65    $     728,790.65
                                                                ==============    ================




I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.




This 14th day of September, 1998.  Signed: /s/ Thomas H. Hicks
                                          -------------------------------------
                                          Thomas H. Hicks

Schedule 2A
Monthly Financial Report for Business
For the Period Beginning August 2, 1998 and Ending August 29, 1998 (fiscal month per books)
Other Receipts Detail



Account     Date       Check #             Received From                Purpose               Deposit
-------     ----       -------             -------------                -------               -------
op         8/3/98      Deposit         First Union Interest             Interest          $   154.11
op         8/4/98      Deposit         First Union Interest             Interest               50.82
op         8/5/98      Deposit         First Union Interest             Interest               48.93
op         8/6/98      Deposit         First Union Interest             Interest               48.38
op         8/7/98      Deposit         First Union Interest             Interest               48.89
op         8/10/98     Deposit         First Union Interest             Interest              142.45
op         8/11/98     Deposit         First Union Interest             Interest               48.77
op         8/12/98     Deposit         First Union Interest             Interest               47.73
op         8/13/98     Deposit         First Union Interest             Interest               48.49
op         8/14/98     Deposit         First Union Interest             Interest               48.49
op         8/14/98     Deposit         Larry Pacey Cobra                Cobra                 210.29
op         8/17/98     Deposit         First Union Interest             Interest              143.57
op         8/18/98     Deposit         First Union Interest             Interest               51.97
op         8/19/98     Deposit         First Union Interest             Interest               49.49
op         8/20/98     Deposit         First Union Interest             Interest               49.27
op         8/21/98     Deposit         First Union Interest             Interest               48.88
op         8/24/98     Deposit         First Union Interest             Interest              144.02
op         8/25/98     Deposit         First Union Interest             Interest               48.11
op         8/26/98     Deposit         First Union Interest             Interest               47.63
op         8/27/98     Deposit         First Union Interest             Interest               48.66
op         8/28/98     Deposit         First Union Interest             Interest               48.01
op         8/28/98     Deposit         Cell Star Refund                 Refund                785.47
op         8/28/98     Deposit         Zara Hernandez Cobra             Cobra                 210.06
                                                                                          ----------
                                                                                          $ 2,572.49
                                                                                          ==========

Schedule 2B
Monthly Financial Report for Business
For the Period Beginning August 2, 1998 and Ending August 29, 1998 (fiscal month per books)
Other Operating Expenses Detail



Account     Date     Check #               Payee                            Purpose                             Withdrawal
-------     ----     -------               -----                            -------                             ----------
op         8/2/98    Credit      American Express Chargeback Adj.   Credit Card Chargeback                       $ (21.48)
op         8/3/98    012980      CGI-Ft. Lauderdale                 Freight                                        106.50
op         8/4/98    Debit       Merchant Fee                       Credit Card Fee                                 60.00
op         8/4/98    Debit       Merchant Interchange               Credit Card Fee                                  5.63
op         8/5/98    Debit       Merchant Fee                       Credit Card Fee                                 39.95
op         8/5/98    Debit       Merchant Fee                       Credit Card Fee                                 15.00
op         8/6/98    Debit       Merchant Chargeback                Credit Card Chargeback                         264.88
pay        8/7/98    Debit       ADP Fees                           Payroll Fees                                    54.00
op         8/10/98   Debit       Merchant Chargeback                Credit Card Chargeback                       1,369.89
op         8/12/98   Debit       Commercial Bank Fees               Bank Fees                                      444.06
op         8/12/98   Debit       Returned Item Chargeback           Credit Card Chargeback                         339.20
op         8/13/98   012986      American Stock Transfer Co.        Transfer Agent                                 500.00
op         8/13/98   012987      Bowne of Atlanta                   Printing SEC forms                             881.92
op         8/13/98   012989      PR Newswire, Inc.                  Press Release                                   70.00
op         8/13/98   012990      Telecheck                          Check Processing Fees                          112.71
op         8/13/98   012991      CGI-Ft. Lauderdale                 Freight                                         30.25
op         8/13/98   012993      ICanect                            Internet Service                               116.38
op         8/13/98   012994      Web Store                          Internet Service                                75.00
op         8/20/98   012999      Bowne of Atlanta                   Printing SEC forms                             478.53
op         8/21/98   Debit       Merchant Chargeback                Credit Card Chargeback                          38.15
pay        8/21/98   Debit       ADP Fees                           Payroll Fees                                    54.00
                                                                                                               ----------
                                                                                                               $ 5,034.57
                                                                                                               ==========


                                  ATTACHMENT #1

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION


Name of Debtor:  2CONNECT EXPRESS, INC.          Case Number: 98-20169-BKC-RBR


For the Period Beginning August 2, 1998 and Ending August 29, 1998 (fiscal month per books)


Accounts Receivable at Petition Date:                              $ 375,266.67

Accounts Receivable Reconciliation (Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):


  Beginning of Month Balance:                                      $ 249,828.88
  Plus: Current Month New Billings:                                    3,386.28
  Less: Collections During Month                                     (13,054.52)
        Amount received in escrow from Sterne, Agee & Leach, Inc.              *
        Accounts Written off                                        -----------

  End of Month Balance:                                             $240,160.64*
                                                                    ===========


Aging: (show the total amount for each age group of accounts incurred since filing the petition)




              ---------     ---------      ---------    --------       -----
              0-30 days     31-60days      61-90days    >90 days       Total
              ---------     ---------      ---------    --------       -----

* Sterne, Agee & Leach, Inc. has deposited $175,000 into an escrow account which shall be released to The Debtor upon the effective date of the bankruptcy assuming satisfaction of the conditions to that certain Agreement between Sterne, Agee & Leach, Inc. and The Debtor dated August 27, 1998.


                               See Attached Detail

Attachment #1
2Connect Express, Inc.
Trade Receivables
As of 08-29-98

                                                                Total      1 to 30       31 to 60       61 to 90        over 90
                                                          -------------  -----------   ------------   ------------   -------------
A/R - Commission
         Bell South Local-Commission                      $    1,217.50   $    --      $      --      $      --      $    1,217.50
         Bobby Allison Cellular ATT Commissions                3,896.25                                   3,896.25
                                                          -------------  -----------   ------------   ------------   -------------
            Subtotal                                           5,113.75         0.00           0.00       3,896.25        1,217.50
                                                          -------------  -----------   ------------   ------------   -------------

A/R - In-House
         Beepers to Go                                         8,662.00                    2,960.00                       5,702.00
         School Board of Dade County                           3,093.43                                                   3,093.43
         Ingram Retail Services                                1,145.27                                                   1,145.27
                                                          -------------  -----------   ------------   ------------   -------------
            Subtotal                                          12,900.70        --          2,960.00          --           9,940.70
                                                          -------------  -----------   ------------   ------------   -------------


A/R - Activation
         Sprint - Activation                                  17,419.17                                                  17,419.17
                                                          -------------  -----------   ------------   ------------   -------------
            Subtotal                                          17,419.17         0.00           0.00           0.00       17,419.17
                                                          -------------  -----------   ------------   ------------   -------------

A/R - Coop Advertising
         Cell Star-Coop                                       13,127.00                                                  13,127.00
         Ericcson-Coop                                           600.08                                                     600.08
         Lucent Tech-Coop                                        176.00                                                     176.00
         Panasonic-Coop                                          292.00                                                     292.00
         Recoton-Coop                                            281.00                                                     281.00
         Smart Talk-Coop                                         640.00                                                     640.00
         Uniden-Coop                                             417.00                                                     417.00
         Vtech Coop Adv                                        7,255.00                                                   7,255.00
                                                          -------------  -----------   ------------   ------------   -------------
            Subtotal                                          22,788.08         0.00           0.00           0.00       22,788.08
                                                          -------------  -----------   ------------   ------------   -------------


A/R- Market Development
         Psion NSA                                             2,500.00                                                   2,500.00
                                                          -------------  -----------   ------------   ------------   -------------
            Subtotal                                           2,500.00         0.00           0.00           0.00        2,500.00
                                                          -------------  -----------   ------------   ------------   -------------

A/R - Rebate
         Recoton Rebate                                          144.00                                                     144.00
         CellStar Rebate                                       2,971.00                                                   2,971.00
                                                          -------------  -----------   ------------   ------------   -------------
            Subtotal                                           3,115.00        --             --             --           3,115.00
                                                          -------------  -----------   ------------   ------------   -------------


A/R - Bobby Allison Cellular Systems of Florida, Inc.
         B Allison Cellular Systems of Florida, Inc.           1,323.94       141.99       1,181.95
                                                          -------------  -----------   ------------   ------------   -------------
            Subtotal                                           1,323.94       141.99       1,181.95           0.00            0.00
                                                          -------------  -----------   ------------   ------------   -------------


A/R - Sterne, Agee & Leach
       * Sterne, Agee & Leach                               *175,000.00   175,000.00
                                                          -------------  -----------   ------------   ------------   -------------
            Subtotal                                        *175,000.00   175,000.00          --             --              --
                                                          -------------  -----------   ------------   ------------   -------------


             Grand Total Accounts Receivable              $  240,160.64  $175,141.99   $   4,141.95   $   3,896.25   $   36,980.45
                                                          =============  ===========   ============   ============   =============




Note: Statements and Collection letters sent to all parties. Kelley Drye & Warren advised to send final collection letters to all except Bobby Allison Cellular Systems of Florida, Inc..


* Sterne, Agee & Leach, Inc. has deposited $175,000 into an escrow account which shall be released to The Debtor upon the effective date of the bankruptcy assuming satisfaction of the conditions to that certain Agreement between Sterne, Agee & Leach, Inc. and The Debtor dated August 27, 1998.

                                 ATTACHMENT #2

                     MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor:  2Connect Express, Inc.         Case Number: 98-20169-BKC-RBR

For the Period Beginning August 2, 1998 and Ending August 29, 1998 (fiscal month per books)

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.

   Date         Days
 Incurred   Outstanding   Vendor       Description               Amount



See Attached Schedule: "Period Cutoff Aged AP - Historical Detail Aged by Due Date"






            ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

Opening Balance (total from prior report)                      $ 185,941.43
Plus: New Indebtedness Incurred This Month                        29,322.51
Less: Amount Paid on Total Accounts Payable                       28,563.71
                                                               ------------
Ending Month Balance                                           $ 186,700.23
                                                               ============



SECURED: List status of payments to Secured Creditors and Lessors (Post-Petition
Only):



  Secured           Date                Number of Post        Total Amount of
 Creditor/        Payment    Payment   Petition Payments       Post-petition
  Lessor            Due      Amount       Delinquent        Payments Delinquent

   None






                                Page of 7 of 17

                             2Connect Express, Inc.
       Period Cutoff Aged AP (03.681. - Historical Detail Aged by Due Date
                       Period: 07-99 Aging Date: 08/29/98


-----------------------------------------------------------------------------------------------------------
Vendor/    Name/                           Vendor Status/         Disc      Due        Pay
Doc Type   Ref Nbr Inv Nbr                 Inv Date Doc Status    Date      Date       Date
-----------------------------------------------------------------------------------------------------------
5000BOWNE  Bowne of Atlanta                 O
VO         005111 1-9807038290-07            8/18/98 A            8/28/98   9/17/98    8/28/98
                                                                  Vendor Total
5000HANCOC Hancock Moving & Storage         O
VO         005114 058-2752-7                 8/18/98 A            8/18/98   8/18/98    8/18/98
                                                                  Vendor Total
5000WORLDW Worldwide Express                O
VO         005112 406190                     8/19/98 A            8/19/98   9/3/98     9/3/98
VO         005119 410262                     8/26/98 A            8/28/98   9/10/98    9/10/98
                                                                  Vendor Total
5500BELLSO BellSouth                        O
VO         005121 954V134335504              4/28/98 A            4/28/98   9/8/98     9/8/98
                                                                  Vendor Total
5500CORALS Coral Springs Improvement Dist   O
VO         005113 2010539804                 8/17/98 A            8/17/98   9/1/98     9/1/98
                                                                  Vendor Total
5500TRESCO Trescom International            O
VO         005118 000217068414               8/15/98 A            8/15/98   8/30/98    8/30/98
                                                                  Vendor Total
6500EMPLOY Employer's Health Insurance      O
CK         013001 005102                             C
                                                                  Vendor Total
6500HUMANA Humana Health Insurance          O
CK         013002 005106                             C
                                                                  Vendor Total
6500KEMPER Kemper Insurance Companies       O
AD         004970 3BG0159400                 6/15/98 H                      6/15/98    6/15/98
AD         005028 060198                     6/1/98  A                      6/1/98     6/1/98
AD         005030 061998                     6/19/98 A                      6/19/98    6/19/98
AD         005031 062998                     6/29/98 A                      6/29/98    6/29/98
AD         005032 062198                     6/21/98 A                      6/21/98    6/21/98
AC         005104 082098                     8/20/98 H            8/20/98   8/20/98    8/20/98
                                                                  Vendor Total
7000BOBBYA Bobby Allison Cellular           O
VO         004998 270                        6/15/98 A            6/15/98   6/15/98    6/15/98
VO         004999 277/17/98                  6/17/98 A            6/17/98   6/17/98    6/17/98
VO         005125 27013/98                   6/13/98 A            6/13/98   6/13/98    6/13/98
                                                                  Vendor Total
7000CELLST CellStar                         O
AD         004968 Wire Transfer              6/15/98 A            8/20/98   6/15/98    6/15/98
VO         0051088110246                     8/20/98 A                      8/20/98    8/20/98
AD         0051098082098                     8/20/98 A                      8/20/98    8/20/98
                                                                  Vendor Total
7000PRIMEC PrimeCo                          O
AD         004995 29838                      6/1/98  A                      6/1/98     6/1/98
                                                                  Vendor Total
7000SPRINT Sprint PCS                       O
VO         004489 030598                     3/5/98  H            3/5/98    3/5/98     3/5/98
VO         004708 WBE-028087                 1/29/97 H            1/29/98   2/28/97    2/28/97
                                                                  Vendor Total
7200ICANEC ICanect                          O
VO         004183 013198                     1/31/98 H            1/31/98   3/2/98     3/2/98
                                                                  Vendor Total
90003COM   3Com Credit Corporation          O
VO         004578 00008985                   4/1/98  H            4/1/98    4/1/98     4/1/98
                                                                  Vendor Total
9000BAKERM Baker & McKenzie                 O
VO         004973 50104273                   6/1/98  H            6/1/98    7/1/98     7/1/98
                                                                  Vendor Total
9000CITGRO Sensormatic/CIT Group            O
CK         013004 005098                             C
                                                                  Vendor Total
9000COLLDA Coll Davidson Carter             O
VO         004969 060898                     6/8/98  A            6/8/98    6/8/98     6/8/98
AD         005117 Court Adj.                 8/28/98 A                      8/28/98    8/28/98
                                                                  Vendor Total
9000KELLEY Kelley Drye & Warren, LLP        O
VO         004858 1302933                    5/15/98 H            5/15/98   5/15/98    5/15/98
VO         005026/1307186                    7/6/98  H            7/6/98    7/6/98     7/6/98
VO         0050407070198                     7/1/98  H            7/1/98    7/1/98     7/1/98
VO         0051058081098                     8/10/98 H            8/10/98   8/10/98    8/10/98
                                                                  Vendor Total
9000KPMG   KPMG Peat Marwick                O
VO         004357 01821                      2/17/98 H            2/17/98   3/19/98    3/19/98
                                                                  Vendor Total
                                                                  Report Total



-------------------------------------------------------------------------------------------------------------------
Vendor/    Name/                                                           Days Past Due
Doc Type   Ref Nbr Inv Nbr                 Current    1 To 30     31 To 60     61 To 90     Over 90       Balance
-------------------------------------------------------------------------------------------------------------------
5000BOWNE  Bowne of Atlanta
VO         005111 1-9807038290-07           305.28        -            -           -           -            305.28
                                            305.28        -            -           -           -            305.28
5000HANCOC Hancock Moving & Storage
VO         005114 058-2752-7                  -       1,995.00         -           -           -          1,995.00
                                              -       1,995.00         -           -           -          1,995.00
5000WORLDW Worldwide Express
VO         005112 406190                     14.90        -            -           -           -             14.90
VO         005119 410262                     58.00        -            -           -           -             58.00
                                             72.90        -            -           -           -             72.90
5500BELLSO BellSouth
VO         005121 954V134335504             648.26        -            -           -           -            648.26
                                            648.26        -            -           -           -            648.26
5500CORALS Coral Springs Improvement Dist
VO         005113 2010539804                 21.00        -            -           -           -             21.00
                                             21.00        -            -           -           -             21.00
5500TRESCO Trescom International
VO         005118 000217068414              141.99        -            -           -           -            141.99
                                            141.99        -            -           -           -            141.99
6500EMPLOY Employer's Health Insurance
CK         013001 005102                    (35.61)                                                         (35.61)
                                            (35.61)       -            -           -           -            (35.61)
6500HUMANA Humana Health Insurance
CK         013002 005106                   (778.02)                                                        (778.02)
                                           (778.02)       -            -           -           -           (778.02)
6500KEMPER Kemper Insurance Companies
AD         004970 3BG0159400                    -           -            -      (2,187.00)       -       (2,187.00)
AD         005028 060198                        -           -            -      (2,677.00)       -       (2,677.00)
AD         005030 061998                        -           -            -      (2,641.00)       -       (2,641.00)
AD         005031 062998                        -           -            -        (611.00)       -         (611.00)
AD         005032 062198                        -           -            -      (9,139.00)       -       (9,139.00)
AC         005104 082098                        -       1,837.00         -           -           -        1,837.00
                                                -       1,837.00         -     (17,255.00)       -      (15,418.00)
7000BOBBYA Bobby Allison Cellular
VO         004998 270                           -           -            -         980.90        -          980.90
VO         004999 277/17/98                     -           -            -         310.00        -          310.00
VO         005125 27013/98                      -           -            -          32.80        -           32.80
                                                -           -            -       1,323.70        -        1,323.70
7000CELLST CellStar
AD         004968 Wire Transfer                 -           -            -        (779.08)       -         (779.08)
VO         0051088110246                        -         785.47         -           -           -          785.47
AD         0051098082098                        -          (6.39)        -           -           -           (6.39)
                                                -         779.08         -        (779.08)       -            -
7000PRIMEC PrimeCo
AD         004995 29838                         -           -            -         (74.50)       -          (74.50)
                                                -           -            -         (74.50)       -          (74.50)
7000SPRINT Sprint PCS
VO         004489 030598                        -           -            -           -         342.00       342.00
VO         004708 WBE-028087                    -           -            -           -         684.00       684.00
                                                -           -            -           -       1,026.00     1,026.00
7200ICANEC ICanect
VO         004183 013198                        -           -            -           -         269.34       269.34
                                                -           -            -           -         269.34       269.34
90003COM   3Com Credit Corporation
VO         004578 00008985                      -           -            -           -         208.00       208.00
                                                -           -            -           -         208.00       208.00
9000BAKERM Baker & McKenzie
VO         004973 50104273                      -           -       13,403.85        -           -       13,403.85
                                                -           -       13,403.85        -           -       13,403.85
9000CITGRO Sensormatic/CIT Group
CK         013004 005098                     (256.18)                                                      (256.18)
                                             (256.18)       -            -           -           -         (256.18)
9000COLLDA Coll Davidson Carter
VO         004969 060898                        -           -            -      17,236.96        -       17,236.96
AD         005117 Court Adj.                    -      (1,653.85)        -           -           -       (1,653.85)
                                                -      (1,653.85)        -      17,236.96        -       15,583.11
9000KELLEY Kelley Drye & Warren, LLP
VO         004858 1302933                       -           -            -           -     101,842.14   101,842.14
VO         005026/1307186                       -           -       28,327.44        -           -       28,327.44
VO         0050407070198                        -           -       21,876.39        -           -       21,876.39
VO         0051058081098                        -       9,418.14         -           -           -        9,418.14
                                                -       9,418.14    50,203.83        -     101,842.14   161,464.11
9000KPMG   KPMG Peat Marwick
VO         004357 01821                         -           -            -           -       6,800.00     6,800.00
                                                -           -            -           -       6,800.00     6,800.00
                                              119.62   12,375.37    63,607.68      452.08  110,145.48   186,700.23





Note 1 - Negative balances are due to invoices paid in advance of the calendar month the expense is recorded, except for Kemper Insurance which is an Insurance refund that is due to 2Connect.

                                  ATTACHMENT #3

                        INVENTORY AND FIXED ASSETS REPORT

Name of Debtor: 2Connect Express, Inc.           Case Number:  98-20169-BKC-RBR


For the Period Beginning August 2, 1998 and Ending August 29, 1998 (fiscal month per books)

 INVENTORY REPORT

Inventory Balance at Petition Date:                                $ 2,191,354
                                                                   ===========
Inventory Reconciliation:
  Inventory Balance at Beginning of Month (Period)                 $     7,049
  Inventory Purchased During Month (Period)                                 17
  Inventory Used or Sold:                                               (1,750)
  Less Inventory liquidations via court approved auctions                   --
  Less Inventory writedowns to liquidation values                       (5,316)
                                                                   -----------
  Inventory On-Hand at End of Month (Period)                       $        --
                                                                   ===========



Method of Costing:  Last Cost





FIXED ASSET REPORT

Fixed Assets Fair Market Value at Petition Date:
(includes Property, Plant and Equipment)                           $ 2,038,164 NBV
                                                                   ===========



Fixed Assets Reconciliation:
  Fixed Asset Book Value at Beginning of Month (Period):           $     7,500
  Less: Adjustment to books recording anticipated sale to BAC               --
           Depreciation Expense for Period:                                 --
           Court Approved Sales                                         (5,049)
           Adjustment to estimated remaining asset values               (1,201)
  Plus: New Purchases/Additions:                                            --
                                                                   -----------
  Ending Month (Period) Balance per books:                         $     1,250
                                                                   ===========



                                  ATTACHMENT #4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor:     2Connect Express, Inc.      Case Number:  98-20169-BKC-RBR

For the Period Beginning August 2, 1998 and Ending August 29, 1998 (fiscal month per books)


Separate sheet is required for each bank account, including all savings and investment accounts (i.e., certificates of deposits, money market accounts, stocks and bonds, etc.)

NAME OF BANK:  First Union National Bank    BRANCH:  Commercial Banking Broward

ACCOUNT NAME:                      2Connect Express, Inc. DIP Operating Account
ACCOUNT NUMBER:                    2090002563870
PURPOSE OF ACCOUNT:                Post Petition Operating Account



Beginning Balance                                                         $ 390,217.43
Total of Deposits Made                                                       22,521.41
Amount of Deposits from Account Sweeps (See Note Below)                     395,614.84
Amount of Receipts from Account Sweeps (See Note Below)                    (395,614.84)
Amount of Cash funding Payroll Account                                      (16,614.84)
Total Amount of Checks Written                                              (12,865.37)
                                                                          ------------
Closing Balance                                                           $ 383,258.63
                                                                          ============


Number of 1st Check Written This Period:                                                                 012978
Number of Last Check Written This Period:                                                                013005
                                                                                                         ------
Total Number of Checks Written or voided This Period:                                                        27
                                                                                                         ======




Note - Daily "Sweep" transfers are made from store depository sub-accounts
          (zero balance accounts) to concentration account.


                                   INVESTMENT ACCOUNTS

  Type of Negotiable                            Face                                   Purchase                  Date of
       Instrument                               Value                                   Price                    Purchase
    None


                                 ATTACHMENT #4

                      MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: 2Connect Express, Inc.            Case Number:  98-20169-BKC-RBR



For the Period Beginning August 2, 1998 and Ending August 29, 1998 (fiscal month per books)

Separate sheet is required for each bank account, including all savings and investment accounts (I.e., certificates of deposits, money market accounts, stocks and bonds, etc.)

NAME OF BANK: First Union National Bank     BRANCH:  Commercial Banking Broward

ACCOUNT NAME:                        2Connect Express, Inc. DIP Payroll Account
ACCOUNT NUMBER:                      2090002563883
PURPOSE OF ACCOUNT:                  Post Petition Payroll Account

Beginning Balance                                            (0.33)
Total of Deposits Made                                   16,614.84
Total Amount of Checks Written                          (16,614.84)
Service Charges
                                                        ----------
Closing Balance                                              (0.33)
                                                        ==========          Since this is a Zero Balance account,
                                                                            negative balances represent
                                                                            outstanding checks.


Number of 1st Check Written This Period:                                           1954
Number of Last Check Written This Period:                                          1963
                                                                                   ----
Total Number of Checks Written This Period:                                           9
                                                                                   ====



                                     INVESTMENT ACCOUNTS

   Type of Negotiable                   Face                     Purchase                 Date of
        Instrument                      Value                      Price                 Purchase

             None




                                         ATTACHMENT #5

                                        CHECK REGISTER

Name of Debtor:  2Connect Express, Inc.         Case Number:   98-20169-BKC-RBR

For the Period Beginning August 2, 1998 and Ending August 29, 1998 (fiscal month per books)

Name of Bank: First Union National Bank      Branch: Commercial Banking Broward

Account Name:          2Connect Express, Inc. DIP Operating Account
Account Number:        2090002563870
Purpose of Account:    Primary Operating Account

Account for all check numbers, including voided, lost, stopped payment, etc.



----------------------------------------------------------------------------------------------------------
   Date        Ck #                 Payee            Purpose                                Amount
----------------------------------------------------------------------------------------------------------
8/2/98    Credit     American Exp. Chargeback Adj.   Check                                 $ (21.48)
8/3/98    012978     Thomas H. Hicks                 Living Expenses                       1,000.00
8/3/98    012979     Renaissance Partners, LC        Utilities                             1,033.70
8/3/98    012980     CGI-Ft. Lauderdale              Freight                                 106.50
8/3/98    012981     Direct Wireless                 Inventory                                16.95
8/3/98    012982     Cartridge Crafter, Inc.         Toner Cartridges                        127.09
8/4/98    Debit      Merchant Fee                    Credit Card Fee                          60.00
8/4/98    Debit      Merchant Interchange            Credit Card Fee                           5.63
8/5/98    Debit      Merchant Fee                    Credit Card Fee                          39.95
8/5/98    Debit      Merchant Fee                    Credit Card Fee                          15.00
8/6/98    Debit      Merchant Chargeback             Chargeback                              264.88
8/10/98   Debit      Merchant Chargeback             Chargeback                            1,369.89
8/12/98   Debit      Commercial Bank Fees            Bank Fees                               444.06
8/12/98   Debit      Returned Item Chargeback        NSF Check                               339.20
8/13/98   012983     Maria E. Bolden                 Postage                                  35.54
8/13/98   012984     Thomas H. Hicks                 Postage/Copies                          131.13
8/13/98   012985     Renaissance Partners, LC        Utilities                               277.70
8/13/98   012986     American Stock Transfer Co.     Transfer Agent                          500.00
8/13/98   012987     Bowne of Atlanta                Printing SEC Reports                    881.92
8/13/98   012988     Nextel                          Telephone                                12.86
8/13/98   012989     PR Newswire, Inc.               Press Releases                           70.00
8/13/98   012990     Telecheck                       Check Processing Fees                   112.71
8/13/98   012991     CGI-Ft. Lauderdale              Freight                                  30.25
8/13/98   012992     Florida Power & Light           Utilities                               409.98
8/18/98   012993     ICanect                         Internet Service                        116.38
8/20/98   012994     Web Store                       Internet Service                         75.00
8/20/98   012995     Florida Department of Revenue   Sales Tax                               105.24
8/20/98   012996     Pompano Postal Service          Postage                                  30.81
8/20/98   012997     Thomas H. Hicks                 Postage/Copies                          133.65
8/20/98   012998     Renaissance Partners, LC        Utilities                               285.99
8/20/98   012999     Bowne of Atlanta                Printing SEC Reports                    478.53
8/20/98   013000     BellSouth                       Telephone                               262.75
8/20/98   013001     Employer's Health Insurance     Insurance                                35.61
8/20/98   013002     Humana Health Insurance         Insurance                               778.02
8/20/98   013003     Kahn Carlin                     Insurance                             2,079.83
8/20/98   013004     Sensormatic/CIT Group           Equipment Rental                        768.54
8/20/98   013005     Florida Power & Light           Utilities                               413.41
8/21/98   Debit      Merchant Chargeback             Chargeback                               38.15
                                                                                        -----------
                                                                                        $ 12,865.37
                                                                                        ===========




                                 ATTACHMENT #5

                                 CHECK REGISTER

Name of Debtor: 2Connect Express, Inc.            Case Number: 98-20169-BKC-RBR

For the Period Beginning August 2, 1998 and Ending August 29, 1998 (fiscal month per books)

Name of Bank:First Union National Bank        Branch:Commercial Banking Broward


Account Name:        2Connect Express, Inc. DIP Payroll Account
Account Number:      2090002563883
Purpose of Account:  Payroll Account


Account for all check numbers, including voided, lost, stopped payment, etc.



----------------------------------------------------------------------------------------------------------------------------
    Date    Ck #      Payee                                                    Purpose                    Amount
----------------------------------------------------------------------------------------------------------------------------
8/7/98      1954   Hicks, Thomas                                               Net Pay                    $  3,717.23
8/7/98      1955   Silverman, Patricia                                         Net Pay                          59.10
8/7/98      1956   Bolden, Maria                                               Net Pay                         937.42
8/7/98      1957   Kinsey, Jeanine                                             Net Pay                         800.47
8/7/98      1958   Kinsey, Matthew                                             Net Pay                          36.94
8/7/98      Debit  ADP Taxes                                                   Payroll Taxes                 1,119.27
8/7/98      Debit  ADP Fees                                                    Payroll Fees                     54.00
8/21/98     1959   Hicks, Thomas                                               Net Pay                       4,731.07
8/21/98     1960   Silverman, Patricia                                         Net Pay                         732.31
8/21/98     1961   Bolden, Maria                                               Net Pay                         937.42
8/21/98     1962   Chalfant, Christopher                                       Net Pay                         738.80
8/21/98     1963   Kinsey, Jeanine                                             Net Pay                         800.47
8/21/98     Debit  ADP Taxes                                                   Payroll Taxes                 1,896.34
8/21/98     Debit  ADP Fees                                                    Payroll Fees                     54.00
                                                                                                          -----------
                                                                                                          $ 16,614.84
                                                                                                          ===========


                                 ATTACHMENT #6

                               MONTHLY TAX REPORT

Name of Debtor: 2Connect Express, Inc.        Case Number:   98-20169-BKC-RBR


For the Period Beginning August 2, 1998 and Ending August 29, 1998 (fiscal month per books)

                      TAXES PAID DURING THE MONTH (PERIOD)

 Report all post-petition taxes paid directly or deposited into the tax account.

   Date        Bank or Payee                   Description                                                    Amount
   ----        -------------                   -----------                                                    ------
8/13/98   Florida Department of Revenue  Consolidated Sales Tax Return for July, 1998                     $    105.24
 8/7/98   IRS and Fla Dept of Rev        PR taxes deposited by ADP                                           1,119.27
8/21/98   IRS and Fla Dept of Rev        PR taxes deposited by ADP                                           1,896.34
                                                                                                          -----------
                                                                                                          $  3,120.85
                                                                                                          ===========












                               TAXES OWED AND DUE


Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's
compensation. Date last tax return filed:                         See Above


   Name of Taxing                Date Pmt.     Description
   Authority                        Due                                                                       Amount

Florida Department of Revenue     9/20/98  Consolidated Sales Tax Return for August, 1998                     $ 5.27



                                 ATTACHMENT #7

                SUMMARY OF OFFICER OR OWNER COMPENSATION

              SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor:  2Connect Express, Inc.         Case Number:  98-20169-BKC-RBR


For the Period Beginning August 2, 1998 and Ending August 29, 1998 (fiscal month per books)


Report all compensation received during the period. Do not include reimbursement for expenses incurred for which you have receipts.

   Officer or Owner Name                        Title                Amount Paid

Thomas H. Hicks (Resigned as officer      CEO COO and CFO             9,770.00
effective 8-27-98)




     PERSONNEL REPORT                                           Store                Corporate           Total
                                                       Full Time  Part Time    Full Time    Part Time
Number of Employees at Beginning of Period                     -        -           3             -          3
Number Hired during Period                                     -        -           -             -          0
Number Terminated or Resigned during Period                    -        -           -             -          0
Number of Employees on payroll at end of Period                0        0           3             0          3




                             CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to worker's compensation, liability, fire, theft, comprehensive, vehicle, health and life.


                              Agent &                         Policy               Type of                     Expiry     Premium
 Carrier                      Phone #                         Number               Coverage                     Date      Due Date
Agricultural Excess & Surplus  Kahn-Carlin & Company, Inc.  NSP2108136     Directors & Officers Liab         (See Note)     Paid
                                   Roy Fabry
                                   Telephone (954) 767-6066
Reliance Insurance Company     Kahn-Carlin & Company, Inc.  QB8615829      Commercial Application,                          Monthly
                                                                           Property, General Liability,
                                                                           Business Auto, Garage & Dealers,
                                                                           Crime, Umbrella
Kemper-American Motorists Ins. Kahn-Carlin & Company, Inc.  3BG01594400    Workers Compensation                             Monthly
CAN                            Kahn-Carlin & Company, Inc.  0000685C       Employment Related Prac Liab                     Paid
Humana, Inc.                   Humana, Inc.                 Group #133739  Employee Health and Life                         Monthly
                                 Stacey Granger
                                 Phone (800) 442-5555




Directors & Officers Liability Insurance is being funded by Directors and Officers directly, and not being paid for by the Company.

                                 ATTACHMENT #8
                SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

For the Period Beginning August 2, 1998 and Ending August 29, 1998 (fiscal month per books)



The Company filed an 8-K report with the Securities and Exchange Commission on August 19, 1998 announcing that on August 17, 1998, the Company filed with the U.S. Bankruptcy Court the Debtor's Monthly Financial Report (Business) for the period July 5, 1998 to August 1, 1998.

The Company issued a press release on August 28, 1998 announcing that it entered into an agreement with Sterne, Agee and Leach, Inc., whereby Sterne Agee will, as of the effective date of the Plan of Reorganization of 2Connect filed with the U.S. Bankruptcy Court, Southern District of Florida, acquire out of bankruptcy 100% of the equity interests of 2Connect and 2Connect will retain the Coral Square store lease and certain store fixtures. In consideration for such acquisition, Sterne Agee will make a new value contribution to the bankruptcy estate for the benefit of 2Connect's creditors in the amount of $175,000 which funds are currently in escrow. To effect this transaction and in accordance with the Plan of Reorganization, as amended on August 7, 1998, upon the Effective Date, all of the current and existing Common Stock of 2Connect will be forever extinguished and canceled and 2Connect will issue new shares of Common Stock to Sterne Agee which shall constitute 100% of the issued and outstanding shares. The Bankruptcy Court scheduled a hearing to confirm the Plan of Reorganization for October 14, 1998. The Effective Date is to occur 10 days after confirmation of the Plan of Reorganization.

Also pursuant to the terms of the Agreement, and effective August 27, 1998, all of the members of the Board of Directors, except for Marc D. Fishman, resigned from the Board of Directors and Mr. Fishman, as sole remaining director, and, in accordance with the Bylaws of 2Connect, appointed James S. Holbrook, Jr., Craig
R. Heyward and F. Eugene Woodham, each of whom are employees of Sterne, Agee, to fill three of the vacancies. The Board of Directors has further resolved to appoint James S. Holbrook, Jr. as the Chairman of the Board and, in accordance with the Bylaws of 2Connect, to designate that the Chairman of the Board is the Chief Executive Officer of the Corporation.

The Company subsequently on September 1, 1998, filed an 8-K report with the Securities and Exchange Commission, containing the aforementioned Press Release information and, as an Exhibit, the Agreement by and between the Company and Sterne, Agee dated August 27, 1998.